UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23879

Coller Secondaries Private Equity Opportunities Fund

(Exact name of registrant as specified in charter)

950 Third Avenue

New York, New York 10022

(Address of principal executive offices) (zip code)

Radin Ahmadian

950 Third Avenue

New York, New York 10022

(212) 644-8500

(Name, Address and Telephone Number of Person Authorized to Receive Notices and
Communications on Behalf of the Filing Person(s))

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 644-8500

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Item 1. Report to Shareholders.

(a)	The annual report (the “Report”) of Coller Secondaries Private Equity Opportunities Fund (the “Fund”) for the period ended March 31, 2025, Wis attached herewith:

Annual Report

Coller Secondaries Private Equity Opportunities Fund

March 31, 2025

Table of Contents

Page
Management's Discussion of Fund Performance (Unaudited)	1-4
Report of Independent Registered Public Accounting Firm	5
Consolidated Schedule of Investments	6-8
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	10
Consolidated Statement of Changes in Net Assets	11-12
Consolidated Statement of Cash Flows	13
Consolidated Financial Highlights	14-16
Notes to Consolidated Financial Statements	17-33

Coller Secondaries Private Equity Opportunities Fund (Unaudited)

Dear Investor,

Coller Capital is pleased to present the Annual Report for Coller Secondaries Private Equity Opportunities Fund ("C-SPEF" or "the Fund") for the fiscal year ended March 31, 2025. Please find enclosed a summary of the fund performance, portfolio breakdown and financial statements for the fiscal year.

Background on Coller Capital and Private Wealth Secondaries Solutions

Coller Capital, founded in 1990, is one of the world's leading investors in the secondary market for private assets – and widely acknowledged as an innovator and specialist in secondaries.

The Firm provides liquidity solutions to private market investors worldwide, acquiring interests in private equity, private credit, and other private market assets. With headquarters in London and offices in New York, Hong Kong, Beijing, Seoul, Luxembourg, Zurich, Melbourne, Singapore, and Montreal, Coller's multinational investment team has a truly global reach.

In February 2023, Coller Capital announced the creation of its global Private Wealth Secondaries Solutions (PWSS) business to provide high-net-worth individuals with greater access to private capital markets.

Leveraging Coller Capital's extensive track record as a global leader in the secondary market for private assets, PWSS is developing a series of tailored offerings for accredited investors, featuring easier access and enhanced liquidity. The Fund is the first of these offerings. The Fund's investment objective is to seek to provide long-term capital appreciation. The Fund aims to meet this objective by investing in a diversified portfolio of private market investments on a secondary basis, with a principal focus on LP-led transactions.

Investment Portfolio Summary and Process

Today, Coller Capital is one of the largest private market secondary managers globally, with $38 billion1 in assets under management and over $46 billion committed to more than 400 investments. The Firm has been 100% dedicated to secondaries since its inception. This has led to the development of a highly expert specialist secondaries team, supported by a platform dedicated to providing best-in-class secondaries analytics, reporting, and investor services. Coller's specialist focus results in expertise across the secondaries spectrum and the ability to underwrite complex investments where there is less competition.

Coller has built investment experience across three decades and multiple market cycles. This has established the Firm as a preeminent brand in secondaries and has enabled Coller to develop strong relationships with counterparties through repeat transactions. The experience gained and lessons learned over this period have led to the refinement of Coller's approach to origination, underwriting, and portfolio construction, representing, in our opinion, a clear advantage in today's market.

Coller believes its investment team is the largest dedicated to secondaries in the market, enabling a highly proactive approach to origination. Additionally, it means the Firm can perform due diligence on a broad range of opportunities, keeping multiple investment options open until a final decision has to be made, lowering the opportunity cost of walking away and aiding Coller in sourcing what we view as the most favorable terms possible. Coller's 77-person investment team comprises 24 different nationalities, bringing with it powerful advantages, including in-depth coverage of local markets, complementary skill sets and experiences, multiple options in sourcing deal flow, and well-established relationships with institutional investors and private equity managers.

1 AuM Data is as of December 31, 2024.

Coller Secondaries Private Equity Opportunities Fund

The Fund remains focused on delivering consistently strong long-term returns for investors, irrespective of economic cycles and changing market conditions. The Investment team invested selectively over the fiscal year ending March 31, 2025, looking for opportunities that would help build and complement the portfolio construction of the fund.

As of March 31, 2025, the C-SPEF portfolio comprised 17 secondary investments excluding primary and co-investments. In line with the Fund investment strategy, the investments are diversified across geography, industry, GP, and vintage and are carefully balanced between GP-led/Direct investments (47%) and LP-led investments (51%) with a small percentage into Co-Investments (2%). The portfolio is diversified across over 75 fund positions and over 650 portfolio companies, and the team expects this to increase in the coming years as the portfolio grows further.

Performance Overview

For the year ended March 31, 2025, the Fund generated net total returns of 16.70% for its Class I Shares. The Fund's performance was driven by the attractive discounts received upon closing of new investments in the period, as well as value growth in some of the earlier investments made in the portfolio.

Performance of a $1,000,000 investment

This graph compares a hypothetical $1,000,000 investment in the Fund's Class I shares, made at inception, with similar investments in the MSCI World Index. The Fund's Class I share returns include reinvestment of all dividends and capital gains. The 'MSCI World Index' is a free-float adjusted market capitalization weighted index that is designed to measure the equity performance of developed markets. The MSCI World Index consists of 23 developed market country indexes: See msci.com/world for further details. The MSCI World Index has not been selected to represent an appropriate benchmark to compare an investor's performance, but rather is shown as a comparison to that of a well-known and recognized index. The MSCI World Index is not subject to any of the fees and expenses to which any Coller fund would be subject and no Coller Capital fund will attempt to replicate the performance of the MSCI World Index. The MSCI World Index performance has been calculated based on the C-SPEF inception date.

Liquidity

We believe C-SPEF has ample liquidity to meet its obligations and is well-positioned to capitalize on investment opportunities in fiscal year 2025. As of March 31, 2025, C-SPEF held $66 million of cash and cash equivalents and $37 million of short-term investments and had $100 million available to be drawn under its credit facility.

Coller Secondaries Private Equity Opportunities Fund

During fiscal year ending March 31, 2025, the fund conducted one tender offer, providing for up to 5% of outstanding shares to be repurchased. Tenders are offered on a quarterly basis (subject to board approval), and the proceeds are disbursed shortly after NAV per share is determined on the date of repurchase. We are pleased to share that less than 1.00% of outstanding shares were redeemed.

Outlook

2024 was a banner year for secondaries, with transaction volumes reaching $160 billion, a new record high. This milestone is not only a reflection of the continued expansion of the secondary market but is also a testament to its flexibility to provide tailored solutions to a broad range of evolving market participants' needs. Coller's semi-annual 'Private Capital Barometer' recently found that nearly half of LP respondents now view secondaries as a core pillar of their alternative assets' strategy. Coller expects this trend to continue, providing strong tailwinds for future growth. Additionally, a third of LPs have indicated their intention to increase allocations to the strategy in the next 12 months.

While LP-leds commanded a larger share of the transaction volumes; GP-leds notably maintained strong momentum in 2024 as well driven by the continued adoption of continuation vehicles (CVs). Liquidity pressures remained a leading secondary market engagement driver for new and repeat sellers, which coupled with stronger pricing observed throughout 2024, prompted sellers to utilize the secondary market for strategic and tactical reasons. The year also witnessed an increase in transaction sizes, with a number of LP-leds over $1 billion being completed.1

Greater adoption of both multi-asset and single-asset CVs drove heightened activity, and we believe that this trend will continue as stakeholders recognize the value the GP-led market can deliver and thus demonstrate increasing interest in it. This trend is further supported by findings from our latest survey, with over half of LPs viewing CVs as an opportunity to maximize value for strong-performing assets or retain them for longer to capture additional upside.

As we look to the next year, Coller remains excited about what lies ahead. The broadening capital base is already reshaping demand dynamics, while the changing investor profile is going to require continually innovative solutions, transforming the secondary market landscape further. The team expects to see high quality, diversified GP-led and LP-led deal flow, alongside heightened market participation. This will not only underscore the market's ongoing evolution but will also set the optimal conditions for another remarkable year for secondaries.

Summary

The Coller team is very pleased with the quality of the C-SPEF portfolio and the fund's performance to date. The team is excited by the current market opportunities, despite ongoing volatile conditions, and will continue to leverage the strength of the Coller Capital platform and its leadership position in the secondaries market to source attractive opportunities for the Fund.

On behalf of the Coller Capital Private Wealth Secondaries Solutions team, we thank you for your continued support.

Kind Regards,

The Coller Capital Private Wealth Secondaries Solutions Team

(1) Data and insights sourced from Coller's Private Capital Barometer publication.

Coller Secondaries Private Equity Opportunities Fund

Disclosures

Potential investors should be aware that an investment in the Coller Secondaries Private Equity Opportunities Fund (C-SPEF) (including any related overflow, co-investment, or other vehicles, the "Fund") is speculative and involves a high degree of risk, and is suitable only for those investors who have the financial sophistication and expertise to evaluate the merits and risks of an investment in the Fund and for which such Fund does represent a complete investment program. An investment should only be considered by persons who can afford a loss of their entire investment. The following is a summary of only certain considerations and is qualified in its entirety by the more detailed risks and conflicts in the C-SPEF prospectus. Investors are urged to consult with their own tax and legal advisors about the implications of investing in the Fund. Fees and expenses can be expected to reduce the overall return of the Fund.

Investors should carefully consider the investment objectives, risks, charges and expenses of Coller Secondaries Private Equity Opportunities Fund. This and other important information about the Fund are contained in the prospectus. Please read the prospectus carefully before investing. The C-SPEF Prospectus can be found at: cspef.com/documents/General Risks.

An investment in C-SPEF should only be considered by persons who can afford a loss of their entire investment. There can be no assurance that C-SPEF's investment objective will be achieved or that investors will receive a return on their capital. Any investment in C-SPEF entails risks, including but not limited to the risk of losing all or part of the amount invested. Past performance is not indicative of future results. The Fund is distributed by Paralel Distributors LLC. Paralel is unaffiliated with Coller Capital.

Coller Secondaries Private Equity Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Coller Secondaries Private Equity Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Coller Secondaries Private Equity Opportunities Fund and its subsidiaries (the "Fund") as of March 31, 2025, the related consolidated statement of operations, consolidated statement of changes in net assets, and consolidated statement of cash flows for the period from April 1, 2024 (commencement of operations) to March 31, 2025, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations, changes in net assets, and its cash flows for the period from April 1, 2024 (commencement of operations) to March 31, 2025, and the financial highlights for each of the periods indicated therein are in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2025 by correspondence with the custodian, brokers and investment managers of investment funds, when replies were not received from the investment managers of investment funds, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
May 30, 2025

We have served as the auditor of one or more investment companies in the Coller Capital Complex since 2023.

Coller Secondaries Private Equity Opportunities Fund

Consolidated Schedule of Investments
March 31, 2025

Investment Funds	Geographic Region	Investment Strategy	Acquisition Date	% of Net Assets	Fair Value
Private Equity Investments (83.96%)
Direct Investments (0.04%)
Direct Equity (0.04%)
Silverfort Inc.+,[a]	Middle East	Growth	4/1/2024	0.04%	$250,000
Total Direct Equity (Cost $250,000) (0.04%)					$250,000
Total Direct Investments (Cost $250,000) (0.04%)					$250,000
Primary Investments (2.58%)
A11 USD (Feeder)[a]	Europe	Leveraged Buyout	4/1/2024	0.03%	154,383
EQT Healthcare Growth (No.1) SCSp[a]	Europe	Leveraged Buyout	11/19/2024	(0.04)%	(219,859)
VIP V Feeder S.C.Sp.[a]	Europe	Leveraged Buyout	5/23/2024	0.12%	711,257
CB Offshore Technology Fund IIa	North America	Leveraged Buyout	6/18/2024	0.04%	239,645
Dextra Investment VII Lux S.C.Sp.[a]	North America	Co-Investment	10/31/2024	2.43%	14,519,106
Total Primary Investments (Cost $14,383,081) (2.58%)					$15,404,532
Secondary Investments (81.34%)
Affinity Asia Pacific Fund IV L.P.[a]	Asia – Pacific	Leveraged Buyout	4/1/2024	0.85%	5,086,143
BPEA Private Equity Fund VI, L.P.2[a]	Asia – Pacific	Leveraged Buyout	4/1/2024	0.53%	3,134,781
Carlyle Asia Partners V, L.P.[a]	Asia – Pacific	Leveraged Buyout	4/1/2024	0.60%	3,585,733
Hony Capital Fund V, L.P.[a]	Asia – Pacific	Leveraged Buyout	4/1/2024	0.24%	1,420,955
Navis Asia Fund VII, L.P.[a]	Asia – Pacific	Leveraged Buyout	4/1/2024	1.13%	6,760,139
TPG Asia VII-B, L.P.[a]	Asia – Pacific	Leveraged Buyout	4/1/2024	0.36%	2,147,712
Victoria South American Partners II, L.P.[a]	Central & South America	Leveraged Buyout	4/1/2024	0.07%	442,512
A10 Feeder, L.P.[a]	Europe	Leveraged Buyout	4/1/2024	0.54%	3,228,604
Advent International GPE VII-B, L.P.[a]	Europe	Leveraged Buyout	4/1/2024	0.26%	1,532,386
Alteri Extended Value L.P.[a]	Europe	Leveraged Buyout	11/29/2024	5.04%	30,035,606
Apax VIII-Ba	Europe	Leveraged Buyout	4/1/2024	0.07%	410,186
Apse Capital II L.P.[a]	Europe	Leveraged Buyout	10/28/2024	3.94%	23,489,657
Astorg Normec Fund, L.P.[a]	Europe	Leveraged Buyout	9/24/2024	0.06%	362,008
Astorg VI, FCPI[a]	Europe	Leveraged Buyout	4/1/2024	0.31%	1,880,738
Astorg VII S.À R.L.[a]	Europe	Leveraged Buyout	4/1/2024	0.59%	3,534,882
Axcel V K/Sa	Europe	Leveraged Buyout	4/1/2024	0.23%	1,354,182
Carlyle Europe Partners V, S.C.Sp.[a]	Europe	Leveraged Buyout	4/1/2024	0.66%	3,946,879
CD&R Value Building Partners I, L.P.[a]	Europe	Leveraged Buyout	4/1/2024	0.34%	2,013,911
CVC Capital Partners VI (A) LPa	Europe	Leveraged Buyout	4/1/2024	1.30%	7,746,206
Elysium Acquisition L.P.[a]	Europe	Leveraged Buyout	12/2/2024	1.46%	8,735,013
EQT IX (No.2) EUR SCSP[a]	Europe	Leveraged Buyout	4/1/2024	1.30%	7,735,535
Equistone Europe Fund IV-B, L.P.[a]	Europe	Leveraged Buyout	4/1/2024	0.05%	316,869
HgCapital 8 D L.P.[a]	Europe	Leveraged Buyout	4/1/2024	0.74%	4,436,863
HgCapital Mercury 2 D L.P.[a]	Europe	Leveraged Buyout	4/1/2024	0.67%	4,021,664
IK VII No.1 LPa	Europe	Leveraged Buyout	4/1/2024	0.05%	310,710
KKR European Fund V, SCSp[a]	Europe	Leveraged Buyout	4/1/2024	1.08%	6,413,601
Nordic Capital IX Beta, L.P.[a]	Europe	Leveraged Buyout	4/1/2024	0.96%	5,711,490
Nordic Capital VIII Alpha, L.P.[a]	Europe	Leveraged Buyout	4/1/2024	0.47%	2,791,049

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Secondaries Private Equity Opportunities Fund

Consolidated Schedule of Investments
March 31, 2025 (continued)

Investment Funds	Geographic Region	Investment Strategy	Acquisition Date	% of Net Assets	Fair Value
Secondary Investments (continued)
PAI Europe VIa	Europe	Leveraged Buyout	4/1/2024	0.68%	$4,055,697
Permira Va	Europe	Leveraged Buyout	4/1/2024	0.32%	1,893,834
Sixth Cinven Fund (No.4) Limited Partnership[a]	Europe	Leveraged Buyout	4/1/2024	0.16%	933,745
Vitruvian Investment Partnership III, L.P.[a]	Europe	Leveraged Buyout	4/1/2024	2.15%	12,804,359
AEA Investors Fund V, L.P.[a]	North America	Leveraged Buyout	4/1/2024	0.17%	1,031,414
Apollo Investment Fund IX, L.P.[a]	North America	Leveraged Buyout	4/1/2024	1.00%	5,959,548
Apollo Overseas Partners VIII, L.P.[a]	North America	Leveraged Buyout	4/1/2024	0.52%	3,084,015
Ares Corporate Opportunities Fund IV, L.P.[a]	North America	Leveraged Buyout	4/1/2024	0.23%	1,346,355
Bain Capital Beacon Holdings Partnership[a]	North America	Leveraged Buyout	3/14/2025	0.10%	611,466
Bain Capital Fund (Lux) XII, SCSp[a]	North America	Leveraged Buyout	4/1/2024	0.47%	2,776,508
Bain Capital Fund X, L.P.[a]	North America	Leveraged Buyout	12/31/2024	0.59%	3,542,293
Banneker Cv, L.P. Partnership[a]	North America	Leveraged Buyout	1/13/2025	1.35%	8,022,559
Blackstone Capital Partners VI L.P.[a]	North America	Leveraged Buyout	12/31/2024	0.20%	1,204,721
Blackstone Capital Partners VII L.P.[a]	North America	Leveraged Buyout	12/31/2024	3.23%	19,248,953
Carlyle Partners VII[a]	North America	Leveraged Buyout	4/1/2024	0.71%	4,237,012
Carlyle Partners VII 3Ba	North America	Leveraged Buyout	12/31/2024	4.55%	27,114,908
CB Offshore CF I, L.P.[a]	North America	Leveraged Buyout	12/10/2024	2.37%	14,124,516
CB Offshore Equity Fund IX, L.P.[a]	North America	Leveraged Buyout	4/1/2024	0.69%	4,099,249
CF24XB SCSp Partnership[a]	North America	Leveraged Buyout	1/8/2025	1.96%	11,667,904
Charlesbank Equity Fund VIII L.P.[a]	North America	Leveraged Buyout	4/1/2024	0.47%	2,799,313
Clayton, Dubilier & Rice Fund IX, L.P.[a]	North America	Leveraged Buyout	4/1/2024	0.88%	5,251,843
Clayton, Dubilier & Rice Fund X, L.P.[a]	North America	Leveraged Buyout	4/1/2024	0.82%	4,900,101
GA Continuity Fund II, L.P. Partnership[a]	North America	Growth	3/14/2025	2.13%	12,673,502
Gasherbrum Fund II, L.P.[a]	North America	Leveraged Buyout	6/7/2024	3.98%	23,710,058
Gryphon Partners V-A, L.P.[a]	North America	Leveraged Buyout	4/1/2024	1.14%	6,784,476
Harren Investors III, L.P.[a]	North America	Leveraged Buyout	4/1/2024	0.78%	4,647,441
HGCC Hawk Fund, L.P. Partnership[a]	North America	Leveraged Buyout	2/21/2025	1.75%	10,409,228
KKR Americas Fund XII EEA, LPa	North America	Leveraged Buyout	4/1/2024	1.86%	11,113,911
Kohlberg Fund VIII[a]	North America	Leveraged Buyout	4/1/2024	1.57%	9,347,594
Lindsay Goldberg Attain L.P.[a]	North America	Leveraged Buyout	12/2/2024	1.75%	10,464,404
Nautic Partners VII-A, L.P.[a]	North America	Leveraged Buyout	4/1/2024	0.23%	1,347,913
Permira 45 CF SCSp[a]	North America	Leveraged Buyout	4/1/2024	8.42%	50,214,195
SL Spv 4 A, L.P. Partnership[a]	North America	Leveraged Buyout	3/19/2025	3.55%	21,174,335
Thoma Bravo Fund XIII-A, L.P.[a]	North America	Leveraged Buyout	4/1/2024	1.55%	9,241,947
TPG Healthcare Partners, L.P.[a]	North America	Leveraged Buyout	4/1/2024	0.10%	590,883
TPG IX Cardiff CI II, L.P.[a]	North America	Leveraged Buyout	11/2/2024	1.69%	10,074,813
TPG Partners VIII, L.P.[a]	North America	Leveraged Buyout	4/1/2024	0.49%	2,928,073
Trident VI Parallel Fund, L.P.[a]	North America	Leveraged Buyout	4/1/2024	0.50%	2,968,964
Vista Eq Partner Hubble L.P. Partnership[a]	North America	Leveraged Buyout	2/27/2025	1.49%	8,875,115
Vista Equity Partners Fund VII-A, L.P.[a]	North America	Leveraged Buyout	4/1/2024	0.65%	3,900,765
Vista Foundation IV-Aa	North America	Leveraged Buyout	4/1/2024	0.19%	1,147,446
Total Secondary Investments (Cost $421,626,084) (81.34%)					$484,911,390
Total Private Equity Investments (Cost $436,259,165) (83.96%)					$500,565,922

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Secondaries Private Equity Opportunities Fund

Consolidated Schedule of Investments
March 31, 2025 (continued)

	Shares	% of Net Assets	Fair Value
Short-Term Investments (6.20%)
State Street Institutional U.S. Government Money Market Fund – Premier Class, 4.29%[b]	36,969,886	6.20%	$36,969,886
Total Short-Term Investments (Cost $36,969,886) (6.20%)			$36,969,886
Total Investments (Cost $473,229,051) (90.16%)			$537,535,808
Other Assets and Liabilities (9.84%)			$58,656,621
Net Assets (100.00%)			$596,192,429

+  The fair value of the investment was determined using significant unobservable inputs.

a  Private equity investments are generally issued in private placement transactions and as such are generally restricted for resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of March 31, 2025 was $500,565,922 or 83.96% of Shareholders' Capital. As of March 31, 2025, the aggregate cost of each investment restricted to resale was $250,000, $149,984, $0, $856,678, $238,240, $13,138,179, $4,619,462, $3,491,705, $3,333,904, $1,377,357, $6,971,973, $1,768,879, $1,712,659, $2,868,312, $1,756,372, $18,273,692, $1,032,486, $18,509,415, $304,497, $1,690,859, $2,997,657, $1,114,433, $4,861,610, $2,184,914, $7,706,460, $7,670,913, $6,279,804, $642,886, $4,649,739, $4,049,836, $409,800, $5,126,557, $5,480,251, $2,678,814, $4,465,773, $3,100,080, $864,187, $10,932,374, $835,151, $5,715,791, $3,427,047, $1,582,202, $622,256, $2,195,319, $3,015,751, $6,986,857, $695,932, $16,329,836, $3,760,787, $23,640,403, $6,886,934, $3,931,192, $8,000,000, $3,232,067, $6,618,354, $5,233,928, $9,086,903, $18,159,152, $6,622,762, $7,231,678, $9,286,817, $6,068,433, $9,974,618, $8,330,529, $1,834,478, $49,401,260, $12,000,000, $8,526,876, $483,785, $10,075,000, $2,394,596, $2,517,647, $8,882,500, $4,050,293, $1,061,290 respectively, totaling $436,259,165.

b  The rate shown is the annualized seven-day yield as of March 31, 2025.

A summary of outstanding financial instruments at March 31, 2025 is as follows:

Foreign Currency Forward Contracts

Maturity Date	Counterparty	Currency Purchased	Currency Sold	Value	Unrealized Appreciation (Depreciation)
4/11/2025	Royal Bank of Canada	$11,779,972	£9,500,000	$12,261,858	$(481,886)
4/11/2025	Royal Bank of Canada	$26,444,891	€24,400,000	26,369,406	75,485
4/11/2025	Royal Bank of Canada	$22,747,194	€20,281,094	21,918,049	829,145
4/11/2025	Royal Bank of Canada	$19,330,199	£15,342,208	19,802,524	(472,325)
4/11/2025	Royal Bank of Canada	€3,465,500	$3,670,962	3,745,212	74,250
4/11/2025	Royal Bank of Canada	$3,107,735	£2,438,261	3,147,118	(39,383)
4/11/2025	Royal Bank of Canada	$18,924,409	€18,354,911	19,836,397	(911,988)
4/11/2025	Royal Bank of Canada	£4,509,264	$5,642,136	5,820,206	178,070
4/11/2025	Royal Bank of Canada	$1,407,387	£1,108,943	1,431,337	(23,950)
4/11/2025	State Street Bank & Trust Company	$10,835,030	€10,000,000	10,807,133	27,897
4/11/2025	State Street Bank & Trust Company	$12,490,280	£10,000,000	12,907,219	(416,939)
4/11/2025	State Street Bank & Trust Company	£1,675,601	$2,183,423	2,162,735	(20,688)
4/17/2025	State Street Bank & Trust Company	$8,144,497	€7,493,313	8,100,784	43,713
					$(1,138,599)

£  British Pound

€  Euro

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Secondaries Private Equity Opportunities Fund

Consolidated Statement of Assets and Liabilities
March 31, 2025

Assets
Investment in Investment Funds, at fair value (cost $436,259,165)	$500,565,922
Investment in Short-Term Investments, at fair value (cost $36,969,886)	36,969,886
Distributions receivable from Investment Funds	49,150
Cash and cash equivalents	63,980,650
Cash denominated in foreign currencies, at value (cost $2,400,113)	2,399,028
Unrealized appreciation on foreign currency forward contracts	1,228,560
Dividends and interest receivable	134,613
Deferred financing cost	65,753
Total Assets	605,393,562
Liabilities
Payable for investment purchased	3,199,644
Unrealized depreciation on foreign currency forward contracts	2,367,159
Professional fees payable	2,045,177
Fund accounting and administration fees payable	458,986
Tax expense payable	336,964
Servicing fee payable	205,426
Due to Adviser	92,716
Payable for shares repurchased	77,632
Trustees' fees payable	76,396
Transfer agent fees payable	66,753
Other payables	274,280
Total Liabilities	9,201,133
Commitment and contingencies (See Note 11 & 12)
Net Assets	$596,192,429
Composition of Net Assets
Paid-in capital	$559,574,721
Distributable earnings	36,617,708
$596,192,429
Class D Shares
Net assets	$414,583
Shares outstanding	80,000
Net assets value per share	$5.1823
Class I Shares
Net assets	$465,461,609
Shares outstanding	86,044,679
Net assets value per share	$5.4095
Class S Shares
Net assets	$130,316,237
Shares outstanding	25,930,640
Net assets value per share	$5.0256

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Secondaries Private Equity Opportunities Fund

Consolidated Statement of Operations
For the period from April 1, 2024 (Commencement of Operations) to March 31, 2025

Investment Income
Interest income	$1,781,775
Dividend income (includes distributions from Investment Funds and Money Market Fund)	6,004,616
Total Investment Income	7,786,391
Expenses
Advisory fees	6,944,585
Professional fees	2,600,839
Deferred offering costs	1,345,660
Financing costs	883,042
Fund accounting and administration fees	376,075
Tax expenses	336,964
Servicing fee	205,426
Trustees' fees	180,000
Deferred financing costs	134,247
Interest expense	102,719
Transfer agent fees	66,753
Fund Chief Compliance Officer fees	30,000
Other operating expenses	154,846
Total Expenses	13,361,156
Waivers/Reimbursements
Advisory fees voluntary waiver	(6,944,585)
Adviser Expense Limitation Agreement	(1,766,527)
Total Net Expenses	4,650,044
Net Investment Income	3,136,347
Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments, Foreign Currency and Foreign Currency Forward Contracts
Net realized gain/(loss) on:
Foreign currency forward contracts	(285,785)
Foreign currency	(879,504)
Net change in unrealized appreciation/(depreciation) on:
Investment Funds	64,306,757
Foreign currency forward contracts	(1,138,599)
Foreign currency translations	(1,085)
Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments, Foreign Currency and Foreign Currency Forward Contracts	62,001,784
Net Increase in Net Assets From Operations	$65,138,131

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Secondaries Private Equity Opportunities Fund

Consolidated Statement of Changes in Net Assets

For the period from April 1, 2024 (Commencement of Operations) to March 31, 2025
Operations:
Net investment income	$3,136,347
Net realized gain/(loss) on investments, foreign currency transactions and foreign currency forward contracts	(1,165,289)
Net change in unrealized appreciation/(depreciation) on investments, foreign currency translation and foreign currency forward contracts	63,167,073
Net Increase in Net Assets from Operations	$65,138,131
Distributions to Shareholders:
Class I Shares[1,2]
From distributable earnings	(29,480,808)
Class S Shares[1,3]
From distributable earnings	(1,435,535)
Net decrease in Shareholders' Capital from distributions	$(30,916,343)
Fund Share Transactions:
Class D Shares[1,4]
Proceeds from the sale of shares	400,000
Total Class D Shares Transactions	$400,000
Class I Shares[1,2]
Reorganization (Note 1)	321,642,882
Proceeds from the sale of shares	86,857,161
Reinvestment of shares	26,531,127
Repurchase of shares	(77,632)
Total Class I Shares Transactions	$434,953,538
Class S Shares[3]
Proceeds from the sale of shares	125,081,568
Reinvestment of shares	1,435,535
Total Class S Shares Transactions	$126,517,103
Net increase in Net Assets from Capital Transactions	$561,870,641
Net Assets
Beginning of period, being commencement of operations	$100,000
End of period	$596,192,429

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Secondaries Private Equity Opportunities Fund

Consolidated Statement of Changes in Net Assets (continued)

For the period from April 1, 2024 (Commencement of Operations) to March 31, 2025
Fund Share Transactions:
Class D Shares[1,4]
Shares sold	80,000
Shares outstanding at end of period	80,000
Class I Shares[1,2]
Shares outstanding at beginning of period	20,000
Shares issued from Reorganization	64,328,576
Shares sold	16,624,014
Shares reinvested	5,086,489
Shares repurchased	(14,400)
Shares outstanding at end of period	86,044,679
Class S Shares[3]
Shares sold	25,635,031
Shares reinvested	295,609
Shares outstanding at end of period	25,930,640

1  On October 15, 2024, the Fund changed the names of two share classes: Class S (formerly known as Class D) and Class D (formerly known as Class I-2). Please refer to Note 9.

2  Class I commenced operations on April 1, 2024.

3  Class S commenced operations on November 1, 2024.

4  Class D commenced operations on January 1, 2025.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Secondaries Private Equity Opportunities Fund

Consolidated Statement of Cash Flows
For the period from April 1, 2024 (Commencement of Operations) to March 31, 2025

Cash flows from operating activities
Net increase in net assets from operations	$65,138,131
Adjustments to reconcile net increase in net assets from operations to net cash provided by /(used for) operating activities:
Net change in unrealized (appreciation)/depreciation on investments	(64,306,757)
Net change in unrealized (appreciation)/depreciation on foreign currency forward contracts	1,138,599
Purchases of investments	(240,429,265)
Distributions received from Investment Funds	57,805,255
Net (purchases)/sales of short-term investments	(36,969,886)
Amortization of deferred financing cost	134,247
Amortization of deferred offering expense	1,345,660
Changes in operating assets and liabilities:
(Increase)/decrease in dividends and interest receivable	(134,613)
(Increase)/decrease in distributions receivable from Investment Funds	(49,150)
Increase/(decrease) in payable for investments purchased	3,199,644
Increase/(decrease) in fund accounting and administration fees payable	458,986
Increase/(decrease) in professional fees payable	2,045,177
Increase/(decrease) in Trustees' fees payable	76,396
Increase/(decrease) in transfer agent fees payable	66,753
Increase/(decrease) in servicing fee payable	205,426
Increase (decrease) in tax expense payable	336,964
Increase/(decrease) in other payables	274,280
Increase/(decrease) in due to Adviser	92,716
Net cash provided by/(used for) in operating activities	$(209,571,437)
Cash flows from financing activities
Proceeds from Revolving Credit Facility	20,000,000
Repayments of Revolving Credit Facility	(20,000,000)
Proceeds from the sale of shares[1]	240,305,391
Proceeds from Reorganization	68,007,727
Dividend distributions paid[1]	(30,916,343)
Deferred financing costs paid	(200,000)
Deferred offering expense paid	(1,345,660)
Net cash provided by/(used for) in financing activities	$275,851,115
Net increase/(decrease) in cash and cash equivalents	$66,279,678
Cash and cash equivalents at beginning of period	$100,000
Cash and cash equivalents at end of period[2]	$66,379,678
Supplemental and non-cash financing activities
Cash paid for interest and fees on borrowing	$985,761
Cashless proceeds from Reorganization	$253,635,155

1  Includes reinvestment of distributions amounting to $27,966,662.

2  Balance includes cash and cash equivalents and cash denominated in foreign currencies of $63,980,650 and $2,399,028, respectively.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Secondaries Private Equity Opportunities Fund

Consolidated Financial Highlights

Class D	For the period from January 1, 2025 (Commencement of Operations) to March 31, 2025
Per share operating performance:
Net asset value per share, beginning of period	$5.0000
Income/(loss) from investment operations:
Net investment income[1]	0.0379
Net realized & unrealized gain/(loss)	0.1444
Total income/(loss) from investment operations	0.1823
Net asset value per share, end of period	$5.1823
Total return[2,3]	3.65%
Ratios and supplemental data:
Net assets, end of period (000's)	$415
Ratios to average net assets:[4]
Total expenses, before waiver	3.87%[5]
Total expenses, net of waiver and Adviser Expense Limitation Agreement	1.50%[5]
Net investment income/(loss), before waiver	0.97%[5]
Net investment income/(loss), after waiver and Adviser Expense Limitation Agreement	3.34%[5]
Portfolio turnover rate[3]	18%

1  Calculated using average units outstanding.

2  Total return based on net asset value calculated as the change in Shareholders' Capital Value per Share during the period, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

3  Not annualized.

4  The ratios do not include investment income or expenses of the Investment Funds.

5  Net investment loss and net expenses have been annualized for any periods less than one year, except for any non-recurring income and expenses which are not annualized.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Secondaries Private Equity Opportunities Fund

Consolidated Financial Highlights (continued)

Class I	For the period from April 1, 2024 (Commencement of Operations) to March 31, 2025
Per share operating performance:
Net asset value per share, beginning of period	$5.0000
Income/(loss) from investment operations:
Net investment income[1]	0.0424
Net realized & unrealized gain/(loss)	0.7774
Total income/(loss) from investment operations	0.8198
Distributions to shareholders:
Net investment income	(0.0270)
Net realized gains	(0.3833)
Total distributions to shareholders	(0.4103)
Net asset value per share, end of period	$5.4095
Total return[2,3]	16.70%
Ratios and supplemental data:
Net assets, end of period (000's)	$465,462
Ratios to average net assets:[4]
Total expenses, before waiver	3.26%
Total expenses, net of waiver and Adviser Expense Limitation Agreement	1.08%
Net investment income/(loss), before waiver	(1.37)%
Net investment income/(loss), after waiver and Adviser Expense Limitation Agreement	0.81%
Portfolio turnover rate[3]	18%

1  Calculated using average units outstanding.

2  Total return based on net asset value calculated as the change in Shareholders' Capital Value per Share during the period, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

3  Not annualized.

4  The ratios do not include investment income or expenses of the Investment Funds.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Secondaries Private Equity Opportunities Fund

Consolidated Financial Highlights (continued)

Class S	For the period from November 1, 2024 (Commencement of Operations) to March 31, 2025
Per share operating performance:
Net asset value per share, beginning of period	$5.0000
Income (loss) from investment operations:
Net investment income[1]	0.0104
Net realized & unrealized gain/(loss)	0.4255
Total income/(loss) from investment operations	0.4359
Distributions to shareholders:
Net investment income	(0.0270)
Net realized gains	(0.3833)
Total distributions to shareholders	(0.4103)
Net asset value per share, end of period	$5.0256
Total return[2,3]	9.00%
Ratios and supplemental data:
Net assets, end of period (000's)	$130,316
Ratios to average net assets:[4]
Total expenses, before waiver	4.83%[5]
Total expenses, net of waiver and Adviser Expense Limitation Agreement	2.37%[5]
Net investment income/(loss), before waiver	(1.67)%[5]
Net investment income/(loss), after waiver and Adviser Expense Limitation Agreement	0.79%[5]
Portfolio turnover rate[3]	18%

1  Calculated using average units outstanding.

2  Total return based on net asset value calculated as the change in Shareholders' Capital Value per Share during the period, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

3  Not annualized.

4  The ratios do not include investment income or expenses of the Investment Funds.

5  Net investment loss and net expenses have been annualized for any periods less than one year, except for any non-recurring income and expenses which are not annualized.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2025

1.  Organization

Coller Secondaries Private Equity Opportunities Fund ("C-SPEF" or the "Fund") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company, which became effective on January 23, 2024 and had no operations prior to April 1, 2024 when C-SPEF issued its common shares of beneficial interest (the "Shares") only to eligible investors that are "accredited investors," as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act").

Coller Private Market Secondaries Advisors, LLC (the "Adviser"), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), serves as C-SPEF's investment adviser. The Adviser is an indirect, wholly owned subsidiary of CICAP Limited, a private limited company registered in England and Wales ("CICAP" and, together with its direct and indirect subsidiaries, "Coller Capital").

C-SPEF commenced operations on April 1, 2024, with $323,792,854, comprising of cash contributions of $2,149,972 and contributions in kind of $321,642,882 from C-SPEF Seed Vehicle L.P ("Predecessor Fund"), which began operations in 2023. The contributions in-kind consisted of transferred investments, cash of $68,007,727, and other assets and liabilities. C-SPEF Seed Vehicle L.P., which reorganized (the "Reorganization") with and into C-SPEF, maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund and at the time of the conversion of the Predecessor Fund was managed by an affiliate of the Adviser.

C-SPEF's investment objective is to seek to provide long-term capital appreciation. The Fund makes investments directly and through its wholly-owned subsidiaries.

In pursuing its investment objective, C-SPEF intends to invest primarily in an actively managed portfolio of private equity assets. The Fund's investment exposure to these strategies is implemented via a variety of investment types that include: (i) investments in existing or newly formed private funds managed by unaffiliated asset managers ("Investment Funds"), (ii) investments in equity assets issued by private companies ("Direct Investments"); and (iii) investments alongside Investment Funds in equity assets issued by private companies ("Co-Investments" and, collectively with Investment Funds and Direct Investments, "Private Equity Investments"). C-SPEF's investments will primarily be acquired through privately negotiated transactions from investors in Private Equity Investments and/or in connection with the restructuring of an Investment Fund or Co-Investment ("Secondary Investments"); and may also be made through primary commitments to newly formed Investment Funds or special purpose vehicles structured to invest in Co-Investments ("Primary Investments").

C-SPEF offers Class I, Class S and Class D Shares ("Shares"). Each class of Shares has differing characteristics, particularly in terms of the Distribution and Servicing Fee (as defined herein) that each class may be charged. The Fund may offer additional classes of Shares in the future. The Shares will generally be offered on the first business day of each month at the net asset value ("NAV") per Share on that day. No person who is admitted as a shareholder of C-SPEF (a "Shareholder") will have the right to require the Fund to redeem its Shares.

The business operations of C-SPEF are managed and supervised under the direction of its Board of Trustees (the "Board"), subject to the laws of the State of Delaware and C-SPEF's Second Amended and Restated Declaration and Agreement of Trust. The Board has overall responsibility for the management and supervision of the business operations of the Fund.

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2025 (continued)

2.  Significant Accounting Policies

The Fund is an investment company and applies the guidance set forth in Accounting Standards Codification ("ASC") 946, Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

a.  Basis of Accounting

The Fund's accounting and reporting policies conform with U.S. generally accepted accounting principles ("U.S. GAAP").

b.  Consolidation of a Subsidiaries

The consolidated financial statements of the Fund include its wholly owned subsidiaries: C-SPEF Holdings, L.P. Incorporated, C-SPEF Investments 1, L.P., C-SPEF Investments 2, L.P., C-SPEF Investments 3-B, L.P., C-SPEF Investments 4, LLC, C-SPEF Investments 5-B, LLC, and CSI PE Aggregator No. 1, L.P. (hereafter collectively referred to as the "Subsidiaries").

The Fund may make investments through its Subsidiaries. Such Subsidiaries will not be registered under the 1940 Act. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would "look through" any such Subsidiary to determine compliance with its investment policies. All intercompany balances and transactions have been eliminated in consolidation.

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiaries.

c.  Valuation of Investments

Investments include short-term investments, primary and secondary investments in private equity funds, and direct equity in unlisted companies ("Primary Investments" and "Secondary Investments", respectively, and together, with direct equity, "Investment Funds").

The Fund values its investments in accordance with ASC 820, Fair Value Measurements ("ASC 820"), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date. The Fund has a formal valuation policy (the "Valuation Policy"), which have been approved by the Board. Pursuant Rule 2a-5, the Board designated the Adviser as its "Valuation Designee" to perform fair value determinations.

All investments are recorded at fair value in good faith. Fair value is based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and for situations in which market quotations are deemed unreliable. Investments in Investment Funds normally do not have readily available market prices. The Fund uses Net Asset Value ("NAV") as a practical expedient to determine the fair value of its investments in Investment Funds.

The fair values of the Investment Funds, determined by the Adviser in accordance with the Valuation Policy, are estimates. These estimates are net of the Investment Funds' management and performance incentive fees or allocations payable pursuant to the respective organizational documents of the Investment Funds. Ordinarily, the fair value of an Investment Fund is based on the net asset value of that Investment Fund reported by its

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2025 (continued)

investment manager. If the Adviser determines that the most recent net asset value reported by the investment manager of an Investment Fund does not represent its fair value at the NAV valuation date or if the manager of an Investment Fund fails to report a net asset value to the Fund, a fair value determination is made by the Adviser in accordance with the Valuation Policy. This includes adjusting the previous NAV provided by an investment manager with other relevant information available at the time the Adviser values an Investment Fund, including capital activity and events occurring between the reference dates of the investment manager's valuation and the relevant valuation date, to the extent that the Adviser is aware of such information. Because of the inherent uncertainty of estimates, fair value determinations based on estimates may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

For investments that do not have readily determinable fair values and for which it is not possible to use NAV as a practical expedient, such as certain Direct Investments or Co-Investments, the Valuation Designee will review and value such investments using one or more of the following types of analyses:

•  Market comparable statistics and public trading multiples discounted for illiquidity and/or other factors for investments with similar characteristics.

•  Discounted cash flow analysis, including a terminal value or exit multiple.

•  The entry valuation if the transaction was deemed a fair market transaction.

•  Valuations implied by third-party investment in similar assets or issuers.

d.  Cash and Cash Equivalents

All of the Fund's cash is held in domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. Deposits, at times, may exceed the insurance limit guaranteed by the Federal Deposit insurance. There were no cash equivalents at March 31, 2025.

e.  Short-Term Investments

Short-term investments represent investments in money market mutual funds, which are recorded at NAV per share and approximate fair value. These instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

f.  Foreign Currency Translation

The books and records of the Fund are maintained in U.S. Dollars. Generally, valuations of assets and liabilities denominated in currencies other than the U.S. Dollar are translated into U.S. Dollar equivalents using valuation date exchange rates, while purchases, realized gains and losses, income and expenses are translated at transaction date exchange rates. The Fund does not separately state the portion of the results of operations due to fluctuations in foreign exchange rates. They are included with other changes in fair values of the investments during the period change in unrealized appreciation/(depreciation) on its Investment Funds.

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2025 (continued)

g.  Foreign Currency Forward Exchange Contracts

The Fund enters foreign currency forward exchange contracts to manage foreign exchange rate risk. These contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date may be entered into as a hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund's foreign currency denominated investments will decline due to changes in foreign currency exchange rates. All foreign currency forward contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency forward contract is offset by entering a closing transaction or by the delivery or receipt of the currency. The risk that counterparties may be unable to meet the terms of their contracts and the risk of unanticipated movements in the value of a foreign currency relative to the U.S. Dollar are inherent in foreign currency forward exchange contracts.

Fair values of foreign currency forward contracts and cross currency swaps on the Consolidated Statement of Assets and Liabilities as of March 31, 2025, categorized by risk exposure:

Risk Exposure	Derivatives	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Foreign Exchange Rate Risk	Foreign Currency Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$1,228,560	Unrealized depreciation on foreign currency forward contracts	$2,367,159
Total			$1,228,560		$2,367,159

For the period ended March 31, 2025, the average monthly notional value of foreign currency forward contracts was $89,745,000.

The effect of foreign currency forward contracts on the Consolidated Statement of Operations for the period ended March 31, 2025, categorized by risk exposure:

Risk Exposure	Derivatives	Consolidated Statement of Operations Location	Fair Value	Consolidated Statement of Operations Location	Change in unrealized Appreciation/ depreciation on Derivatives Recognized in income
Foreign Exchange Rate Risk	Foreign Currency Forward Contracts	Net realized gain/(loss) on foreign currency forward contracts	$(285,785)	Net change in unrealized appreciation/(depreciation) on foreign currency forward contracts	$(1,138,599)
Total			$(285,785)		$(1,138,599)

h.  Disclosures about Offsetting Assets and Liabilities

The Fund is subject to requirements to disclose information about offsetting assets and liabilities and similar arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

For financial reporting purposes, the Fund does not offset derivative assets and liabilities that are subject to Master Netting Agreements ("MNA") or similar arrangements in the Consolidated Statement of Assets and

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2025 (continued)

Liabilities. The table below presents the amounts of the Fund's derivative assets and liabilities as of March 31, 2025: gross, net of amounts available for offset under a MNA, and net of the related collateral received and/or pledged, if any, by the Fund:

Counterparty	Derivative Assets Subject to a MNA with Counterparty	Financial Instruments Available for Offset	Collateral Recieved[1]	Net Amount[2]
Royal Bank of Canada	$1,156,950	$1,156,950	$—	$—
State Street Bank & Trust Company	71,610	71,610	—	—
Total	$1,228,560	$1,228,560	$—	$—
Counterparty	Derivative Liabilities Subject to a MNA with Counterparty	Financial Instruments Available for Offset	Collateral Pledged[1]	Net Amount[3]
Royal Bank of Canada	$1,929,532	$1,156,950	$—	$772,582
State Street Bank & Trust Company	437,627	71,610	—	366,017
Total	$2,367,159	$1,228,560	$—	$1,138,599

1  In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2  Net amount represents the net amount receivable from the counterparty in the event of default.

3  Net amount represents the net amount due from the Fund to the counterparty in the event of default.

i.  Investment Income

Dividend income is recorded on the ex-dividend date, except for certain dividends received from foreign securities for which the ex-dividend date has passed, in which case the dividend is recorded as soon as a Fund is informed that the ex-dividend date has occurred. Interest income is recorded on an accrual basis.

The Fund records a distribution of cash or in-kind securities from an Investment Fund at its fair value based on the information contained in the notice provided to the Fund when the distribution is received. For distributions received from Investment Funds, C-SPEF determines if the distribution should be recorded as dividend income, realized gain or return of capital based on information received from the Investment Fund Manager and the Advisor's estimate of future distributions. Distributions from Secondary Investments are typically recorded as a return of capital until the full cost basis has been returned, with excess distributions recognized as realized gains.

j.  Fund Expenses

The Fund bears all expenses incurred in its conduct of the business of the Fund on an accrual basis, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund's account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees and interest for its revolving credit facility line of credit; fees for data and software providers; costs of insurance; registration expenses; advisory fees; and expenses of meetings of the Board.

k.  Organization and Offering Costs

C-SPEF has incurred certain organizational and initial offering costs of $1,190,261 and $1,345,660, respectively. These costs were paid by the Adviser on behalf of the Fund. Such costs incurred by the Adviser are

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2025 (continued)

subject to recoupment by the Adviser in accordance with the Expense Limitation Agreement (as defined below). C-SPEF's initial offering costs, are being capitalized and amortized over the 12-month period beginning at the commencement of operations. C-SPEF's organizational costs are expensed in the period they are incurred.

l.  Estimates

The Fund's financial statements follows the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of Adviser estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

m.  Segment Reporting

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (ASU 2023-07). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund's financial position or results of operations. The Fund's Principal Executive Officer acts as the Fund's chief operating decision maker ("CODM"), as defined in Topic 280, assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and the Fund's long-term strategic asset allocation is guided by the Fund's investment objective and principal investment strategies, and executed by the Fund's investment committee, comprised of investment professionals employed by the Adviser. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund's Consolidated Schedule of Investments, Consolidated Statements of Operations, Consolidated Statement of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights.

n.  Recently Announced Accounting Pronouncements

In November 2024, the FASB issued ASU 2024-03, "Income Statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 2200-40)," which requires disaggregated disclosure of certain costs and expenses, including purchases of inventory, employee compensation, depreciation, amortization and depletion, in each relevant expense caption. ASU 2024-03 is effective for fiscal years beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027. Early adoption and retrospective application is permitted. Management is currently evaluating the impact of the ASU but does not expect it to have a material impact on the financial statements.

In December 2023, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures. The amendments enhance income tax disclosures by requiring greater disaggregation in the rate reconciliation and income taxes paid by jurisdiction, while eliminating certain outdated disclosure requirements. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management is currently evaluating the impact of the ASU but does not expect it to have a material impact on the financial statements.

3.  Fair Value Measurements

In conformity with U.S. GAAP, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated fair values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. This distinction determines the classification of fair value measurements for disclosure purposes.

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2025 (continued)

The various types of inputs used in determining the value of the Fund's investments are summarized below for each of the three levels:

•  Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

•  Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

•  Level 3 – Significant unobservable inputs for the financial instrument (including management's own assumptions in determining the fair value of investments).

The following is a summary of the Fund's investments classified in the fair value hierarchy as of March 31, 2025:

Investments	Level 1	Level 2	Level 3	Total
Assets
Direct Investments:
Direct Equity	$—	$—	$250,000	$250,000
Total Direct Investments	$—	$—	$250,000	$250,000
Short-Term Investments	36,969,886	—	—	36,969,886
Total Investments	$36,969,886	$—	$250,000	$37,219,886
Other Financial Instruments
Assets
Foreign Currency Forward Contracts	$—	$1,228,560	$–	$1,228,560
Total Assets	$—	$1,228,560	$—	$1,228,560
Liabilities
Foreign Currency Forward Contracts	$—	$(2,367,159)	$—	$(2,367,159)
Total Liabilities	$—	$(2,367,159)	$—	$(2,367,159)

The Fund held Primary Investments and Secondary Investments with a fair value of $500,315,922 which are excluded from the fair value hierarchy as of March 31, 2025, in accordance with Subtopic 820-10 as investments in Underlying Funds valued at net asset value, as a "practical expedient" are not required to be included in the fair value hierarchy.

The following is a reconciliation of the amount of the account balances on April 1, 2024 and March 31, 2025 of those investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of April 1, 2024	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Contributions	Distributions	Net Transfers In or Out of Level 3	Balance as of March 31, 2025
Direct Investments: Direct Equity	$—	$—	$—	$250,000	$—	$—	$250,000
Total Direct Investments	$—	$—	$—	$250,000	$—	$—	$250,000

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2025 (continued)

The amount of the net change in unrealized appreciation/(depreciation) for the period ended March 31, 2025 relating to investments in Level 3 assets still held at March 31, 2025 is $0, which is included as a component of net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations.

The valuation input and technique for Level 3 Fair Value measurements for the investment held as of March 31, 2025 was based on the most recent transaction.

4.  Federal Taxes Information

It is the Fund's policy to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund's policy is to comply with the provisions of the Code applicable to RICs and to distribute to its investors substantially all of its distributable net investment income and net realized gain on investments , if any, earned each period. In addition, the Fund intends to make distributions to avoid excise taxes. Accordingly, no provision for federal income or excise tax has been recorded in these financial statements.

C-SPEF intends to make distributions on an annual basis in aggregate amounts representing substantially all of the Fund's investment company taxable income (including realized short-term capital gains), if any, earned during the period. Distributions may also include net capital gains, if any. Because C-SPEF intends to qualify annually as a RIC under the Code, the Fund intends to distribute at least 90% of its investment company taxable income to its Shareholders. Nevertheless, there can be no assurance that C-SPEF will pay distributions to Shareholders at any particular rate.

The Fund has two onshore Subsidiaries, C-SPEF Investments 4, LLC and C-SPEF Investments 5-B, LLC. C-SPEF Investments 4, LLC is treated as a disregarded entity for U.S. federal income tax purposes. C-SPEF Investments 5-B, LLC (the "Onshore Blocker") is treated as a corporation for U.S. federal income tax purposes. The Onshore Blocker is taxed as a C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. Under current law, the Onshore Blocker is not eligible to elect treatment as a RIC. In preparing its consolidated financial statements, the Blocker is required to recognize its estimate of income taxes for Federal and State purposes as a deferred tax asset or liability. The Fund has five Offshore Subsidiaries: C-SPEF Holdings, L.P. Incorporated is treated as a foreign disregarded entity for U.S. federal income tax purposes; C-SPEF Investments 1, L.P., C-SPEF Investments 2, L.P., and CSI PE Aggregator No. 1, L.P. are treated as foreign partnerships for U.S. federal income tax purposes. C-SPEF Investments 3-B, L.P. (the "Offshore Blocker") is treated as a foreign corporation for U.S. federal income tax purposes. Since both the Onshore Blocker and the Offshore Blocker (collectively the "Blockers") will be subject to taxation on the capital appreciation of their investments, the NAV of the Shares will also be reduced by the accrual of any deferred tax liabilities. As a result, the Fund's after tax performance would be impacted. Both the Blockers will accrue deferred income taxes for any future tax liability associated with capital appreciation of their investments. Upon the sale of an investment, the Blockers may be liable for previously deferred taxes. The Blockers will rely to some extent on information, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund's NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Blockers' deferred tax liability as new information becomes available. The Blockers will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the corresponding amounts used for income tax purposes. If onshore Subsidiaries have a deferred tax asset, consideration is given to whether a valuation allowance is required. Foreign partnerships are not subject

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2025 (continued)

to U.S. federal and state income taxes, and foreign corporations are only subject to U.S. federal and state income taxes to the extent they earn effectively connected income ("ECI") to the U.S. As of March 31, 2025, C-SPEF Investments 3-B, L.P. has not earned any ECI, and therefore is not subject to U.S. and federal state income taxes.

The Fund has adopted a tax year end of September 30 (the "Tax Year"). As such, the Fund's tax basis capital gains and losses will only be determined at the end of each Tax Year. Accordingly, tax basis distributions made during the 12 months ended March 31, 2025, but after the Tax Year ended September 30, 2024, will be reflected in the financial statement footnotes for the fiscal period ended March 31, 2026.

The Adviser evaluates the tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions will "more-likely-than-not" be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has recognized a net tax liability of $336,964 for unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as tax expense in the Consolidated Statement of Operations.

The character of distributions made during the period from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain or loss items for financial statement and tax purposes. For the tax year ended September 30, 2024, the Fund had a permanent book to tax difference of $2.4 million, primarily attributable to the Fund's net operating loss and non-deductible offering costs. The permanent book to tax difference has been reclassified to paid-in-capital and has no effect on the net assets or net asset value per share of the Fund.

At March 31, 2025, gross unrealized appreciation / (depreciation) of investments, based on cost for federal income tax purposes were as follows:

Tax cost of investments	$473,206,091
Gross unrealized appreciation	64,329,717
Gross unrealized depreciation	—
Net unrealized appreciation/(depreciation)	$64,329,717

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on partnership investments.

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2025 (continued)

As of September 30, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	—
Other temporary differences	(1,130,744)
Unrealized appreciation/(depreciation) on investments	$17,730,841
Total accumulated earnings/(deficit)	$16,600,097

There was one investment residing in the Onshore Blocker and 5 residing in the Offshore Blocker at March 31, 2025.

The Onshore Blocker is currently using a Federal tax rate net of state benefit of 21.00% and an estimated state tax rate of 0.00%. The Offshore Blocker had no tax activity during the current period and no corresponding tax expense liability.

For the period ended March 31, 2025, the provision/(benefit) for income tax expense consisted of the following:

Current
Federal	$8,051
State	—
8,051
Deferred
Federal	328,913
State	—
328,913
Total	$336,964

Significant components of the Blockers' deferred income tax assets and liabilities as of March 31, 2025 consisted of the following:

Deferred Tax Liability
Unrealized gain	$328,913
Total deferred tax liability	$328,913

5.  Advisory Fee and Other Transactions with Affiliates

a. Advisory Fee. In consideration of the advisory services provided by the Adviser, C-SPEF pays the Adviser an advisory fee at a monthly rate equal to 1.65% on an annualized basis of the greater of (i) C-SPEF's net asset value and (ii) C-SPEF's net asset value less cash and cash equivalents plus the total of all commitments

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2025 (continued)

made by C-SPEF that have not yet been drawn for investment (the "Advisory Fee"). In no event will the Advisory Fee exceed 2.00% as a percentage of C-SPEF's net asset value. For purposes of calculating the Advisory Fee, a "commitment" is defined as a contractual obligation to acquire an interest in, or provide the total commitment amount over time to, an Investment Fund, when called by the Investment Fund. During any given fiscal year, the basis for the Advisory Fee could be larger than C-SPEF's net asset value due to unfunded commitments to invest in Private Equity Investments. The Adviser has contractually agreed to waive 100% of its Advisory Fee from commencement of operations to March 31, 2025.

For purposes of determining the Advisory Fee payable to the Adviser, the Fund's net asset value will be calculated prior to the inclusion of any amounts of the Advisory Fee payable to the Adviser or to any purchases or repurchases of shares of the Fund or any distributions by the Fund. The Advisory Fee will be payable in arrears within 5 business days after the completion of the net asset value computation for each quarter. The Advisory Fee is paid to the Adviser out of C-SPEF's assets, and therefore decreases the net profits or increases the net losses of C-SPEF.

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. C-SPEF bears all other costs and expenses of its operations and transactions as set forth in its Investment Advisory Agreement with the Adviser (the "Investment Advisory Agreement").

b. Expense Limitation Agreement. Pursuant to an expense limitation agreement with the Fund (the "Expense Limitation Agreement"), the Adviser has agreed to assume expenses of the Fund, if required to ensure certain annual operating expenses ([excluding the Advisory Fee and any Distribution and Servicing Fee, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, borrowing costs, merger or reorganization expenses, shareholder meetings expenses, litigation expenses, expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and its revolving credit facility) and extraordinary expenses, if any]; collectively, the "Excluded Expenses") do not exceed 0.50% per annum of the Fund's average monthly net assets of each Share class. With respect to each Share class, the Fund agrees to repay the Adviser any expenses assumed under the Expense Limitation Agreement for such class of Shares, provided that repayments do not cause the Fund's annual operating expenses (excluding Excluded Expenses) for that Share class to exceed the expense limitation in place at the time expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within thirty-six months after the months in which the Adviser reimbursed the expense. The Expense Limitation Agreement initially had a term ending one-year from the date the Fund commenced operations, until March 31, 2025. The Adviser subsequently extended the term of the Expense Limitation Agreement on April 1, 2025 for another period of one year and upon its expiry, may again extend this for a period of one year on an annual basis. The Adviser may not terminate the Expense Limitation Agreement during its current one-year term. The Adviser has reimbursed $2,957,632 to the Fund which includes $1,766,527 for the period from April 1, 2024 (Commencement of Operations) through March 31, 2025.

6.  Distribution and Servicing Fee

Class D and Class S Shares are subject to an ongoing distribution and shareholder servicing fee (the "Distribution and Servicing Fee") to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own Class D or Class S Shares of

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2025 (continued)

C-SPEF. Accordingly, C-SPEF has adopted a distribution and servicing plan for its Class D Shares and Class S Shares (the "Distribution and Servicing Plan") and pays the Distribution and Servicing Fee with respect to its Class D and Class S Shares. The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act.

Class D Shares and Class S Shares pay a Distribution and Servicing Fee to the Distributor at an annual rate of 0.25% and 0.85%, respectively, based on the net assets of C-SPEF attributable to such class (i.e., a proportionate share of C-SPEF's aggregate net assets). For purposes of determining the Distribution and Servicing Fee, net asset value will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable.

Class I Shares are not subject to a Distribution and Servicing Fee.

7.  Accounting and Administration Agreement

Administrative Fees. C-SPEF has retained State Street Bank and Trust Company (the "Administrator") to provide it with certain administrative services, including fund administration, fund accounting, custodian and transfer agency services. The Fund compensates the Administrator for these services and reimburses the Administrator for certain out-of-pocket expenses (the "Administration Fee"). The Administration Fee is paid to the Administrator out of the assets of C-SPEF and therefore decreases the net profits or increases the net losses of the Fund.

For its services the Administrator receives a monthly fee that is based upon the average net assets of the Fund, fees on portfolio transactions, as well as reasonable out-of-pocket expenses. For the period ended March 31, 2025, the Fund incurred $376,075 in fund accounting and administration fees, $66,753 in transfer agent fees and $24,716 in custodian fees, all due to the Administrator.

8.  Revolving Credit Facility

On June 3, 2024, the Fund entered into a senior secured credit agreement (the "Revolving Credit Facility") with the Royal Bank of Canada, New York Branch (the "Lender"). The amount of the Revolving Credit Facility was initially $60 million, later increased to $100 million during the period and extended to February 27, 2026, and is renewable annually. The Revolving Credit Facility provides the Fund a revolving line of credit to satisfy repurchase requests, to meet capital calls and cover unfunded commitments, and to otherwise provide the Fund with short-term working capital and bridge timing of acquisitions of Investment Funds in advance of the receipt of investor subscriptions. Borrowings on the Revolving Credit Facility are collateralized by all assets of the Fund.

The Revolving Credit Facility has an interest rate at the secured overnight financing rate plus a margin of between 1.35 to 1.65% per annum, and a facility fee of between 1.10% and 1.40% per annum. In connection with the Revolving Credit Facility, the Fund incurred an arrangement fee of 0.25%, later reset down to 0.10%, which is recorded as deferred financing costs in the Consolidated Statements of Assets and Liabilities and is being amortized over the term of the Revolving Credit Facility using the straight-line method in the Consolidated Statement of Operations.

As of March 31, 2025, the unamortized deferred financing cost was $65,753. For the period ended March 31, 2025, expenses incurred by the Fund related to the Revolving Credit Facility, including amortization of the arrangement fee, were $1,120,008. During the period, the fund drew down $20 million and later repaid the full

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2025 (continued)

amount prior to the end of the period, along with interest expense of $102,719. The Fund is subject to certain convent limits with the Lender and has satisfied all the required minimums throughout the reporting period.

9.  Capital Share Transactions

The Fund offers three separate classes of beneficial common shares designated as Class I ("Class I Shares"), Class S ("Class S Shares") and Class D ("Class D Shares"). On October 15, 2024, the Fund changed the names of two share classes: Class S (initially known as Class D) and Class D (initially known as Class I-2). Each class of Shares has identical voting, dividend, liquidation and other rights and will be subject to the same terms and conditions, except each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The purchase price of each of the Shares at the Commencement of Operations was $5.00 per Share. Thereafter, the purchase price per each of the Shares was based on the net asset value ("NAV") per Share as of the date such Shares were purchased. Fractions of Shares are issued to one one-thousandth of a Share. As of March 31, 2025 outstanding shares of Class D, Class I and Class S were 80,000, 86,044,679 and 25,930,640, respectively.

	For the Period Ended March 31, 2025
Coller Secondaries Private Equity Opportunities Fund	Shares	Dollar Amounts
Class D Shares
Proceeds from Sales	80,000	$400,000
Increase in Shares and Net Assets	80,000	$400,000
Class I Shares
Reorganization	64,328,576	$321,642,882
Proceeds from Sales	16,624,014	86,857,161
Reinvestments	5,086,489	26,531,127
Repurchase of Shares	(14,400)	(77,632)
Increase in Shares and Net Assets	86,024,679	$434,953,538
Class S Shares
Proceeds from Sales	25,635,031	$125,081,568
Reinvestments	295,609	1,435,535
Increase in Shares and Net Assets	25,930,640	$126,517,103

The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar month at the Fund's then-current net asset value per Share of each respective share class (determined as of the close of business on the last business day of the immediately preceding month). The minimum initial investment in the Fund by any investor is $1,000,000 with respect to Class I Shares and $50,000 for either the Class S Shares or Class D Shares. The minimum additional investment in the Fund by any investor is $10,000, except for additional purchases pursuant to the dividend reinvestment plan. Investors subscribing through a broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments in C-SPEF are not less than $1,000,000 with respect to Class I Shares and $50,000 with respect to Class S Shares or Class D Shares, as applicable, and incremental contributions are not less than $10,000.

No Shareholder has the right to require the Fund to repurchase his, her or its Shares. To provide a limited degree of liquidity to Shareholders, at the sole discretion of the Adviser and subject to the Board's approval, the

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2025 (continued)

Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. The Adviser expects that, beginning after the Fund completes its first full year of operations, it will recommend to the Board (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount expected to be approximately 5% of the Fund's net asset value.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder's purchase of the Shares

10.  Investment Fund Transactions

Total purchases of Investment Funds, other than in-kind contributions, for the period amounted to $240,429,265. Total proceeds received from distributions, sales, redemptions, or other disposition of Investment Funds for the period amounted to $62,334,902.

11.  Contingent Liabilities

The Fund indemnifies its officers, managers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund which cannot be predicted with any certainty. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

12.  Commitments

As of March 31, 2025, the Fund had unfunded capital commitments to the Investment Funds totaling $155,767,043.

13.  Principal Risk Factors

The following are certain principal risk factors that relate to the operations and terms of the Fund. An investment in the Fund involves material risks, including performance risk, liquidity risk, business and financial risk, risks associated with the use of leverage, valuation risk, tax risk and other risks. There is no assurance that the investments held within the Fund will be profitable, that there will be proceeds from the investments available for distribution out to shareholders, nor that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk. Fund performance may be volatile and a Shareholder could incur a total or substantial loss of its investment. There can be no assurance that projected or targeted returns for the Fund will be achieved.

Private Equity Investment Risk. The Fund's Investment Fund portfolio will include Secondary Investments, Co-Investments and Primary Investments. The Investment Funds that the Fund invests in will hold securities issued primarily by private companies. Operating results for private companies in a specified period may be difficult to determine. Such investments involve a high degree of business and financial risk that can result in substantial losses.

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2025 (continued)

The Fund is subject to the risks of its private equity investments. The Fund's investments in Investment Funds are themselves, subject to a number of risks. Investment Funds are expected to be illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly. Although the Adviser will seek to receive detailed information from each Investment Fund regarding its business strategy and any performance history. In addition, Investment Funds may have little or no near-term cash flow available to distribute to investors, including the Fund.

Investments made by the Fund made in connection with its Investment Funds' underlying acquisition transactions are subject to a variety of special risks, including the risk that the acquiring company has paid too much for the acquired business, the risk of unforeseen liabilities, the risks associated with new or unproven management or new business strategies and the risk that the acquired business will not be successfully integrated with existing businesses or produce the expected synergies.

Investment Fund are ordinarily valued based upon valuations provided by the Investment Fund Manager, which may be received on a delayed basis. Certain securities in which the Investment Funds invest may not have a readily ascertainable market price and are fair valued by the Investment Fund managers. The Adviser reviews and performs due diligence on the valuation procedures used by each Investment Fund manager and monitor the returns provided by the Investment Funds.

The Fund will pay asset-based fees, and in several cases, will be subject to performance-based fees in respect to the performance of its Investment Funds. Such fees and performance-based compensation are in addition to the Fund's Advisory Fee. In addition, performance-based fees charged by underlying Investment Fund managers may create incentives for the Investment Fund Managers to make risky investments, and may be payable by the Fund to an Investment Fund Manager based on an Investment Fund's positive returns, even if the Fund's overall returns are negative. A Shareholder in the Fund will indirectly bear a proportionate share of the fees and expenses of the Investment Funds, in addition to its proportionate share of the expenses of the Fund.

Market Risk. Investments made by the Fund may be materially affected by market, economic and political conditions in the United States and in the non-U.S. jurisdictions in which its investments operate, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the control of the Adviser and could adversely affect the liquidity and value of the Fund's investments and reduce the ability of the Fund to make new investments.

Volatile conditions in the capital markets may cause limitations on the ability of companies, in the Fund's Investments Funds portfolio, to obtain capital, or subject such companies to higher costs of capital for financing. This lack of available credit could impede upon the ability of such companies to complete investments and higher costs of capital could reduce the returns of the Fund and its Investment Funds.

Currency Risk. Changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment or its foreign exchange forward contracts. In the event of an adverse movement, the Fund may be required to pay substantial additional margin to maintain its position, or, its returns may be adversely affected.

Financing Risk. A lender to the Fund may terminate or refuse to renew any revolving credit facility into which it has entered. If the Fund is unable to access additional credit, it may be forced to sell its interests in Investment Funds at inopportune times, which may further depress the Fund's returns.

Leverage Risk. The Fund may utilize leverage, which is speculative and involves heightened risks. Although leverage will increase the Fund's investment return if its interest in an Investment Fund purchased with

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2025 (continued)

borrowed funds earns a greater return than the interest expense the Fund incurs to borrow those funds, leverage magnifies the Fund's exposure to declines in the value of one or more underlying reference assets or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in the Fund will be more volatile, and other risks tend to be compounded if the Fund borrows or uses leverage or its Investments Funds have their own embedded leverage.

Out of Market Risk. The Fund will at times, including for temporary defensive purposes in times of adverse or unstable market, economic or political conditions, or pending the anticipated purchase of an Investment Fund, hold assets in cash, money market instruments and other short-term investments that may be inconsistent with its principal investment strategies and that may impair the Fund's performance.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund invests in private equity assets. The Fund's allocation of its investments across Investment Funds, Direct Investments and other portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser's analysis and judgment. It is possible that the Fund be exposed to an investment that performs poorly or underperforms other investments under various market conditions.

Valuation Risk. The Fund is subject to valuation risk, that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, or with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.

A substantial portion of the Fund's assets consist of Investment Funds and Direct Investments for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Accordingly, because there is not a readily available market value for most of the investments in the Fund's portfolio, substantially all of the fair value of the Investment Funds are determined by the Adviser in accordance with the Valuation Policy as stated above in Note 2.

Liquidity Risk. The Fund invests a significant amount of its assets in Investment Funds for which no public market exists. There can be no guarantee that the Fund's investments could ultimately be realized at the Fund's valuation of such investments.

Legal Risk. Legal, tax and regulatory changes could occur that may adversely affect or impact the Fund at any time. The legal, tax and regulatory environment for private equity funds is evolving, and changes in the regulation may materially adversely affect the ability of Investment Funds to pursue their investment strategies could have a material adverse impact on the Investment Fund's performance, and thus on that of the Fund.

Non-Diversified Status. The Fund is a 'non-diversified' investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under on assets that may be invested in the assets of any one issuer. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2025 (continued)

fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

Macroeconomic Risks. Global events, including, without limitation, pandemics or other severe public health events, armed conflict (including wars, terrorist acts or security operations), natural disasters, rising interest rates, heightened inflation, supply chain disruptions, geopolitical risks, trade conflict, economic sanctions and volatility in the banking and financial sector have disrupted global economies and financial markets, and their prolonged economic impact is uncertain. These adverse developments could negatively affect the Fund's performance or operations. The operational and financial performance of the Fund's investments depends on future developments, including the duration, spread and conclusion of these events and such uncertainty may in turn impact the value of the Fund's investments.

14.  Subsequent Events

Share subscriptions subsequent to the end of the period were approximately $112 million. The Board approved a share tender offer for June 30, 2025 to repurchase shares of up to 5% of Fund's NAV.

In addition to the subsequent event disclosed above, the Fund has evaluated the impact of all subsequent events through the date the consolidated financial statements were issued, and has determined that there were no other subsequent events that require disclosure in or adjustment to the consolidated financial statements or the accompanying notes.

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this Report, the Fund has adopted a code of ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party (the “Code of Ethics”). During the period covered by this Report, no substantive amendments were made to the Code of Ethics. During the period covered by this Report, the Fund did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 19(a)(1) and to the Fund’s registration statement. Shareholders may also obtain copies of the Code of Ethics without charge by sending a request to the following e-mail address: CC.PrivateWealth@collercapital.com.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board has determined that the Fund has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”), as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2)	The Board has determined that David Sung and Jerome Garcia are each an audit committee financial expert. The Board has determined that each Mr. Sung and Mr. Garcia are “independent” in that, (i) other than in his capacity as a member of the Audit Committee and the Board of Trustees of the Fund, he has not accepted, directly or indirectly, any consulting, advisory or other compensatory fee from the Fund, and (ii) he is not an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed to the Fund for the period January 23, 2024 (effectiveness of the Fund) through March 31, 2024, and the fiscal year ended March 31, 2025, for professional services rendered by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm (“PwC”), for the audit of the Fund’s annual financial statements and services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $15,000 for 2024 and $120,000 for 2025.

(b)	Audit-Related Fees. The aggregate fees billed to the Fund for the period January 23, 2024 (effectiveness of the Fund) through March 31, 2024, and the fiscal year ended March 31, 2025, for assurance and related services by PwC that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported in Item 4(a) above were $0 for 2024 and $0 for 2025.

(c)	Tax Fees. The aggregate fees billed to the Fund for the period January 23, 2024 (effectiveness of the Fund) through March 31, 2024, and the fiscal year ended March 31, 2025, for professional services rendered by PwC for tax compliance, tax advice and tax planning were $0 for 2024 and $0 for 2025.

(d)	All Other Fees. No fees were billed to the Fund for the period January 23, 2024 (effectiveness of the Fund) through March 31, 2024, and the fiscal year ended March 31, 2025, for products and services provided by PwC, other than the services reported in Items 4(a) through (c) above.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures. During its regularly scheduled periodic meetings, the Fund’s Audit Committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Fund.

The Audit Committee may, from time to time, delegate to one or more of its members who are “independent trustees” (as defined in Section 2(a)(19) of the 1940 Act) pre-approval authority for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees that are pre-approved are presented to the Audit Committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: (i) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Fund to its principal accountant during the fiscal year in which services are provided; (ii) such services were not recognized by the Fund at the time of engagement as non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee of the Fund, approved prior to the completion of the audit, and approved based upon a determination that the service is eligible for waiver.

(e)(2)	All services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by PwC for services rendered to the Fund, Coller Private Market Secondaries Advisors, LLC (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund for the period January 23, 2024 (effectiveness of the Fund) through March 31, 2024, and the fiscal year ended March 31, 2025, were $0 for 2024 and $0 for 2025.

(h)	The Fund’s principal accountant notified the Fund’s Audit Committee of all non-audit services that were rendered by the principal accountant to the Fund’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides services to the Fund, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)	Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)	The Fund’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not Applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not Applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not Applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not Applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated its proxy voting responsibility to the Adviser, pursuant to the proxy voting policies and procedures of the Adviser. The Adviser’s proxy voting policies and procedures are attached as Exhibit 19(c).

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	As of March 31, 2025, the following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Steven Stolk, Partner, Co-Head of Investment and Head of CIO Office, joined Coller Capital in 2013. As Co-Head of Investment and Deputy CIO, Mr. Stolk has joint responsibility for Coller Capital’s investment team and investment process globally. He is based in Coller Capital’s London office and chairs the Investment Committee. Prior to joining Coller Capital in 2013, Mr. Stolk was a Partner at Plane Tree Capital, where he focused on clean energy investments in Latin America. Previously, he was an Associate at ABN AMRO. Mr. Stolk has a BA (Hons) in International Relations and Diplomatic History from the University of Pennsylvania and an MBA from London Business School.

Francois Aguerre, Partner, Co-Head of Investment and Global Head of Origination, joined Coller Capital in 2007. As Co-Head of Investment and Global Head of Origination, Mr. Aguerre has joint responsibility for Coller Capital’s investment team and investment process globally, and is one of the voting members on the Investment Committee. He is based in the firm’s London office, and also co-chairs the DEI Committee. Prior to joining Coller Capital in 2007, Mr. Aguerre worked in the Investment Banking division of UBS in London. Previously, he worked at Gimar Finance and PAI Partners in Paris, and at Société Générale in New York. Francois has an MSc in Engineering from École Nationale des Ponts et Chaussées in France, and an MBA from INSEAD.

Richard Jason Alexander Elmhirst, Partner, Head of Coller Capital Private Wealth Secondaries Solutions, joined Coller Capital in 2022. Mr. Elmhirst is one of the voting members on the Investment Committee and is based in the firm’s London office. Prior to joining Coller Capital in April 2022, Mr. Elmhirst spent 25 years at UBS where he led the Private Markets effort within UBS Global Wealth Management, based in London. Prior to that Mr. Elmhirst co-founded and co-led the Private Funds Group within UBS Investment Bank, based in New York. He previously worked at Freshfields in London where he qualified as a solicitor working in the Tax Team with a focus on collective investment schemes. Mr. Elmhirst has a degree in law (LLB) from the University of Bristol.

Yonatan Puterman, Partner, CIP IX Coordinator, joined Coller Capital in 2012. Mr. Puterman is a Partner, Investment and CIP IX Coordinator responsible for origination and execution and is based in the firm’s London office; Mr. Puterman specializes in direct and GP-led secondaries investments. Prior to joining Coller Capital in 2012, Mr. Puterman spent four years as a corporate attorney at Gornitzky & Co in Tel Aviv where he specialized in executing M&A deals. Mr. Puterman holds an LLB in Law (Magna Cum Laude) and a BA in Economics from Tel Aviv University, and an MBA from London Business School.

(a)(2)	The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of March 31, 2025: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles, and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Steven Stolk
Registered Investment Companies	0	$0	0
Other Pooled Investment Vehicles	11	$5.00 billion	3	$3.24 billion
Other Accounts	4	$1.08 billion	1	$260.0 million

Francois Aguerre
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$819.7 million	0	$0
Other Accounts	0	$0	0	$0
Richard Jason Alexander Elmhirst
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$1.90 billion	0	$0
Other Accounts	0	$0	0	$0
Yonatan Puterman
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$819.7 million	0	$0
Other Accounts	0	$0	0	$0

Potential Conflicts of Interest

A potential conflict of interest may arise because of a portfolio manager’s provision of advisory services to other accounts. Other accounts may pay higher management fees and/or performance fees than the Fund, and this could create an incentive for a portfolio manager to favor such funds in the allocation of investment opportunities.

The Adviser has implemented procedures that are designed to ensure that investment opportunities are allocated in a manner that: (i) treats all of its clients fairly and equitably; (ii) prevents conflicts regarding allocation of investment opportunities among its clients; and (iii) complies with applicable regulatory requirements. For example, the Adviser uses an allocation methodology designed to allocate all investments ratably based on a defined allocation procedure. Notwithstanding the foregoing, an aggregated investment may be allocated on a different basis under certain circumstances depending on factors which include, but are not limited to, available cash, liquidity requirements, risk parameters and legal and/or regulatory requirements.

The Adviser and its investment personnel, including a portfolio manager, may hold investments in other accounts. This may create an incentive for the Adviser and its investment personnel to take investment actions based on those investment interests which might diverge, in some cases, from the interests of other clients or favor or disfavor certain funds over other funds. Any potential conflict that arises from these circumstances is mitigated by several factors, including: (i) the fact that the Adviser’s investment process is designed to achieve long-term capital appreciation as opposed to short-term profits and (ii) the fact that the allocation process is controlled by finance and compliance personnel for the Adviser.

(a)(3)	The following description regarding portfolio manager compensation is provided as of March 31, 2025:

The Adviser’s philosophy on compensation is to provide senior professionals incentives that are tied to both short-term and long-term performance of Coller Capital. All investment professionals are salaried. Further, all investment professionals are eligible for a short-term incentive bonus each year that is discretionary and based upon the professional’s performance, as well as the performance of the business. For their services to the Fund, the portfolio managers receive a salary, a discretionary bonus, and certain retirement benefits from the Adviser or its affiliates. Additionally, each of the portfolio managers have equity interests in the Adviser and its subsidiaries and indirectly benefit from the success of the Fund based on their ownership interest.

(a)(4)	The following table indicates the dollar range of securities beneficially owned by each primary portfolio manager, as of September 30, 2024. Aggregate Dollar Range, if applicable, includes each primary portfolio manager’s deferred compensation balance attributable to the Fund through participation in the Adviser's deferred compensation plan. If applicable, this reflects an obligation of the Adviser to pay deferred compensation to the primary portfolio manager at a future date in an amount based on the performance of the Fund and accordingly, is the economic equivalent of an investment in Fund shares.

Portfolio Manager	Aggregate Dollar Range of Securities in the Fund
Steven Stolk	$100,001 - $500,000
Francois Aguerre	None
Richard Jason Alexander Elmhirst	Over $1,000,000
Yonatan Puterman	None

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Fund during the period covered by this Report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded, based on their evaluation of the Fund’s disclosure controls and procedures as of a date within 90 days of the filing date of this Report, that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are reasonably designed to ensure that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	The Fund’s Code of Ethics is included herein.

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	The Proxy Voting Policies and Procedures of Coller Private Market Secondaries Advisors, LLC are filed herewith in response to Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Coller Secondaries Private Equity Opportunities Fund

By:	/s/ Richard Jason Alexander Elmhirst
Richard Jason Alexander Elmhirst
Chief Executive Officer

Date:	June 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Richard Jason Alexander Elmhirst
Richard Jason Alexander Elmhirst
Chief Executive Officer

Date:	June 4, 2025

By:	/s/ Josh Schnurman
Josh Schnurman
Chief Financial Officer

Date:	June 4, 2025